Exhibit 10.2
                                                                   ------------

                                                       UST Sequence Number: 151

                    UNITED STATES DEPARTMENT OF THE TREASURY
                          1500 Pennsylvania Avenue, NW
                             Washington, D.C. 20220


                                 March 27, 2009

Ladies and Gentlemen:

                  Reference is made to that certain Letter Agreement incorporating the Securities Purchase Agreement - Standard Terms dated of as of the date of this letter agreement (the "Securities Purchase Agreement") between United States Department of Treasury ("Investor") and the company named on the signature page hereto (the "Company"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Securities Purchase Agreement.

                  The American Recovery and Reinvestment Act of 2009, as it may be amended from time to time (the "Act"), includes provisions relating to executive compensation and other matters that may be inconsistent with the Securities Purchase Agreement, the Warrant and the Certificate[s] of Designation (the "Transaction Documents"). Accordingly, Investor and the Company desire to confirm their understanding as follows:

                  1. Notwithstanding anything in the Transaction Documents to the contrary, in the event that the Act or any rules or regulations promulgated thereunder are inconsistent with any of the terms of the Transaction Documents, the Act and such rules and regulations shall control.

                  2. For the avoidance of doubt (and without limiting the generality of Paragraph 1):

                          (a) the provisions of Section 111 of the Emergency Economic Stabilization Act of 2008, as amended by the Act or otherwise from time to time ("EESA"), shall apply to the Company;

                          (b) the waiver to be delivered by each of the Company's Senior Executive Officers pursuant to Section 1.2(d)(v) of the Securities Purchase Agreement shall, in addition, be delivered by any additional highly compensated employees required by applicable rules or regulations under EESA;

                          (c) the Company's chief executive officer and chief financial officer shall provide the written certification of compliance by the Company with the requirements of Section 111 of EESA in the manner specified by Section 111(b)(4) thereunder or in any rules or regulations under EESA; and

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                  (d)     the Company shall be permitted to repay preferred
         shares, and when such preferred shares are repaid, the Investor shall liquidate warrants associated with such preferred shares, all in accordance with the Act and any rules and regulations thereunder.

                  From and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement" or "this Securities Purchase Agreement" or words of like import shall mean and be a reference to the Agreement (as defined in the Securities Purchase Agreement) as amended by this letter agreement.

         This letter agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

         This letter agreement, the Securities Purchase Agreement, the Warrant, the Certificate[s] of Designation and any other documents executed by the parties at the Closing constitute the entire agreement of the parties with respect to the subject matter hereof.

         Nothing in this letter agreement shall be deemed an admission by Investor as to the necessity of obtaining the consent of the Company in order to effect the changes to the Transaction Documents contemplated by this letter agreement, nor shall anything in this letter agreement be deemed to require Investor to obtain the consent of any other TARP recipient (as defined in the Act) participating in the Capital Purchase Program (the "CPP") in order to effect changes to their documentation under the CPP.

                  This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed sufficient as if actual signature pages had been delivered.

                [Remainder of this page intentionally left blank]

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                  In witness whereof, the parties have duly executed this letter agreement as of the date first written above.

                                        UNITED STATES DEPARTMENT OF
                                        THE TREASURY


                                        By:          /s/ Neel Kashkari
                                            ------------------------------------
                                            Name:   Neel Kashkari
                                            Title:  Interim Assistant Secretary
                                                    For Financial Stability


                                        COMPANY: SBT BANCORP, INC.


                                        By:      /s/ Anthony F. Bisceglio
                                            ------------------------------------
                                            Name:     Anthony F. Bisceglio
                                            Title:    Executive Vice President,
                                                      Chief Financial Officer
                                                      and Treasurer

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